EXHIBIT 10.32.1

Sobrato Development Companies	10600 N. De Anza Boulevard, Suite 200 Cupertino, CA 95014-2075 (408) 446-0700 FAX (408) 446-0583
FIRST AMENDMENT TO LEASE
This first amendment to lease (“Amendment”) is made this 21st day of February, 1997 by and between Sobrato Development Company #960, a California Limited partnership having an address at 10600 N. De Anza Blvd., Suite 200, Cupertino, California 95014 (“Landlord”) and Komag Incorporated, a Delaware corporation having its principal place of business at 275 S. Hillview Drive Milpitas, California 95035 (“Tenant”).
WITNESSETH
WHEREAS Landlord and Tenant entered into a lease dated May 24, 1996 (the “Lease”) for the building at 1710 Automation Parkway on that certain 12.64 acre site on the north side of Automation Parkway in San Jose (“Premises”);
WHEREAS Sobrato Development Company #871 assigned its interest in the Lease to Landlord on June 6, 1996; and
WHEREAS effective the date of this Amendment, Landlord and Tenant wish to modify the Lease to set forth (i) the Commencement Date of the Lease, and (ii) the final Base Monthly Rent;
NOW, THEREFORE, in order to effect the intent of the parties as set forth above and for good and valuable consideration exchanged between the parties, the Lease is amended as follows:
1. Base Monthly Rent has been determined based on the formula contained in Exhibit “B” to be the sum of One Hundred Forty Four Thousand Eight Hundred Ten and No/100 Dollars ($144,810.00).
2. The Commencement Date of the Lease has been determined pursuant to Section 7.H of the Lease to be January 27, 1997.
3. Except as hereby amended, the Lease and all of the terms, covenants and conditions thereof shall remain unmodified and in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have set their hands to this Amendment as of the day and date first above written.

Landlord			Tenant
Sobrato Development Company #960,			Komag Incorporated,
a California limited partnership			a Delaware corporation

By:			By:
	Its:	General Partner		Its:	VP & CFO